================================================================================

   [LOGO APPEARS HERE]
    New England Funds
Where The Best Minds Meet



----------------------------------------
Semiannual Report and Performance Update
----------------------------------------

New England
Value Fund


[ARTWORK APPEARS HERE]
-------------
June 30, 1995
-------------

================================================================================


                                                                   July 20, 1995

Dear Shareholder:

     We have good news to present in this Semiannual Report for New England Value Fund, which includes your Portfolio Manager's commentary and complete financial information.

Market Overview

     Investors who stayed the course in 1995 were amply rewarded. Major U.S. stock market indices soared to record highs and the bond market staged a spectacular comeback from its 1994 lows. Fueling the rally was clear evidence that the economy had begun to slow down as a result of the interest rate hikes engineered by the Federal Reserve Board to keep inflation in check. Indeed, with declining housing starts and rising unemployment numbers reported in the first half of 1995, expectations grew that the Fed's next move would be downward, to prevent the slowing economy from slipping into recession.

     The bond market surged at the prospect of lower rates, and the stock market followed suit, with the Standard & Poor's 500/(R)// /Index gaining 20.14% during the first half of the year. The large, blue-chip companies led the way, in part because a weak U.S. dollar gave them a competitive advantage overseas and contributed to surprisingly healthy earnings reports. Finally, on July 6, just after this reporting period ended, the Fed lowered a key short-term rate by 0.25%, a relatively modest move, but a significant psychological change in direction.

Your Financial Adviser -- A Trusted Ally

     As a shareholder in New England Funds, you have a valuable ally you can turn to at all times -- your financial adviser. This experienced

================================================================================


professional can help you design an asset allocation program suitable to your goals and risk tolerance. Most important, during times of market volatility or uncertainty, your adviser can help you avoid making costly mistakes, such as trying to "time" the market. Investors who go it alone can overreact to short-term market events, buying and selling on the basis of this week's headlines, or chasing the latest "hot" investment. Such behavior can derail an otherwise prudent investment program. But investors who work with a financial adviser receive guidance throughout the market's ups and downs. Your adviser will help you place short-term market swings in their proper perspective and keep you focused on your long-term investment program.

     Your adviser is just one of the experts whose talents we have tapped in our effort to bring the best minds in the business to the task of managing your money. These experts are a vital part of the investment process at New England Funds, and we encourage you to take advantage of their skills to the fullest.

     We invite you to read the accompanying management commentary and financial highlights. If you have any questions or comments, please contact your financial adviser or New England Funds directly at 800-225-5478. Once again, we appreciate your continued confidence and investment in New England Funds.

Sincerely,

     /s/ Peter S. Voss                     /s/ Henry L.P. Schmelzer

     Peter S. Voss                         Henry L.P. Schmelzer
     Chairman                              President

--------------------------------------------------------------------------------
                            New England Value Fund
--------------------------------------------------------------------------------


INVESTMENT RESULTS THROUGH JUNE 30, 1995

Putting Performance into Perspective

The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.


--------------------------------------------------------------------------------
                    A $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

                  Compared to Standard & Poor's 500(R) Index/3/

A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class A Shares compared to Standard & Poor's 500 Index/3/. The data points from the graph are as follows:


New England Value Fund - Net Asset Value/1/


Year                               Amount
----                               ------
6/85                               $10,000
6/86                               $14,573
6/87                               $18,040
6/88                               $15,558
6/89                               $16,852
6/90                               $18,886
6/91                               $19,251
6/92                               $21,992
6/93                               $25,568
6/94                               $27,301
6/95                               $32,985


New England Value Fund - With Maximum Sales Charge/2/


Year                               Amount
----                               ------
6/85                               $ 9,425
6/86                               $13,735
6/87                               $17,003
6/88                               $14,663
6/89                               $15,883
6/90                               $17,800
6/91                               $18,144
6/92                               $20,727
6/93                               $24,098
6/94                               $25,731
6/95                               $31,089


Standard & Poor's 500 Index/3/


Year                               Amount
----                               ------
6/85                               $10,000
6/86                               $13,583
6/87                               $16,991
6/88                               $15,819
6/89                               $19,065
6/90                               $22,191
6/91                               $23,831
6/92                               $27,040
6/93                               $30,714
6/94                               $31,257
6/95                               $39,381



     This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B, Class C and Class Y share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvested distributions.

--------------------------------------------------------------------------------
                            New England Value Fund
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                     Average Annual Total Returns 6/30/95
--------------------------------------------------------------------------------

Class A                            Year to Date       1 Year          5 Years        10 Years
Net Asset Value/1/                    18.84%          20.82%          11.80%          12.68%
With Max. Sales Charge/2/             12.19           13.81           10.48           12.01
Standard & Poor's 500/4/              20.14           25.99           12.03           14.60
Lipper Growth & Income Avg./5/        16.75           19.74           11.18           12.60
Class B (Inception 9/13/93)        Year to Date       1 Year     Since Inception
Net Asset Value/1/                    18.40%          19.75%          12.38%
With CDSC/3/                          14.40           15.75           10.84
Standard & Poor's 500/4/              20.14           25.99           12.80
Lipper Growth & Income Avg./5/        16.75           19.74            n/a
Class C                            Year to Date
Net Asset Value/1/                    18.40%
Standard & Poor's 500/4/              20.14
Lipper Growth & Income Avg./5/        16.75
Class Y (Inception 3/31/94)        Year to Date       1 Year     Since Inception
Net Asset Value/1/                    19.06%          20.81%          17.11%
Standard & Poor's 500/4/              20.14           25.99           11.75z
Lipper Growth & Income Avg./5/        16.75           19.74           15.12

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost. Class Y shares are available only to certain institutional investors. Share price and return may vary.


     Notes to Charts and Performance Update

/1/ Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.

/2/ With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.

/3/ With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 4% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero five years after the purchase of shares.

/4/ Standard & Poor's 500 Index (S&P 500) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

/5/ Lipper Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

--------------------------------------------------------------------------------
                            New England Value Fund
--------------------------------------------------------------------------------


[PHOTOS APPEAR HERE]

NEW ENGLAND VALUE FUND

Portfolio Managers: Doug Ramos, Carol McMurtie, Tricia Mills; Loomis, Sayles
& Co.

Investment sentiment during the first six months of 1995 fell into two distinct phases -- both proving favorable for returns. In the first quarter of the year, the financial markets celebrated what was generally viewed as the arrival of a near-perfect "soft landing." Economic growth was moderating, interest rates would stabilize, and inflation was kept in check -- all of which translated into strong equity and fixed-income returns.

In the second quarter, however, the economic outlook banked slightly, moving from a celebratory feeling to one of anxiety at the possibility of a bumpy landing -- even a recession. Despite a feeling of economic uncertainty, the financial markets continued to perform well. Bonds enjoyed a strong rally in anticipation of the Federal Reserve Board's July interest rate cut lowering short-term interest rates. Meanwhile stock markets climbed higher as they, too, eagerly awaited the lower rates that would translate into economic growth later on in the year.

How Your Fund Performed

Against this backdrop, your Fund achieved the first six New England Value Fund months of 1995 with net asset value returns of 18.98% for Class A shares. This one-year performance ranks your Fund 89 of 432 funds placing it in the top quartile of its Lipper growth and income peer group. For the five- and ten-year periods ended 6/30/95, the Lipper rankings are 59 of 188 and 55 of 113 respectively for Class A Shares.

--------------------------------------------------------------------------------
                            New England Value Fund
--------------------------------------------------------------------------------


-------------------
At net asset value,
    New England
     Value Fund
    outperformed
 the Lipper Growth
  and Income Fund
   Average of 224
 funds for the past
 three-year period.
-------------------

How We Managed Your Fund

During the first half of the year, your Fund remained fully invested. We continued to look for fundamentally strong companies with low price-to-earnings ratios that are undervalued by the market in relation to their earnings growth potential. Successful portfolio performance was based on the strong performance of the technology and financial sectors. We are happy to report that this strategy proved successful for the Fund during the first six months of 1995.

As the number of individuals demanding new technology climbs, this industry is reaping the rewards of increased demand. Specifically, Intel and Texas Instruments -- which are among the Fund's holdings -- proved to be top performers. Business and the banking and financial services industries also enjoyed an outstanding first half as firms in this sector benefited from a lower interest rate environment. Companies which we favored included Bank of New York, Dean Witter Discover, Golden West, and Green Tree.

The airline industry in general also fared well, especially during the second quarter. Most airline issues exhibited improved fundamentals, including higher yields and stronger revenue growth. Southwest Airlines contributed positively to the Fund's performance. Selective emphasis in housing and building materials also enhanced the Fund's return. Overall, this sector underperformed, but individual stocks enjoyed a strong first half. For example,

--------------------------------------------------------------------------------
                            New England Value Fund
--------------------------------------------------------------------------------

Black & Decker -- one of our current favorites -- is enjoying strong product growth here in the U.S., as well as a successful rollout of new products overseas. It is also benefiting from improved economies of scale and overall cost reductions.

On the sell side, we continued to eliminate stocks whose price-to-earnings ratios have migrated up the P/E spectrum. For example, recent sales included Circus Circus, and Glaxo, Plc. We also trimmed back holdings, taking profits in such money-makers as Intel and Texas Instruments, and taking the opportunity to reinvest proceeds in more defensive, higher-yielding areas. Although technology as a sector remains extremely attractive, some issues are becoming too expensive for our taste.

Outlook for Our Shareholders

Going forward, we see no reason to make substantial portfolio changes. We may make tactical shifts to take advantage of specific trading opportunities or fundamental changes in specific companies, but strategically we believe we are well positioned for the coming months.

We expect slow economic growth to continue through much of the remainder of 1995, with a possible pickup toward the latter part of the year. Longer-term, we're looking for a return to above-trend economic growth in the early part of 1996, as the economy builds momentum.

--------------------------------------------------------------------------------
                            New England Value Fund
--------------------------------------------------------------------------------


Such a scenario should bode well for equity investors. A slower economy typically means moderate corporate earnings growth, a more attractive interest rate environment, as well as relatively low inflation -- all together an environment for stock success. Accordingly, equities should continue to perform well, but are unlikely to repeat the double digit returns experienced during the first half of the year.

As corporate earnings growth slows, the equity markets could become more volatile. We don't expect a significant downturn in stock prices, but equities may feel the strain as the market comes to term with reduced corporate earnings growth. Accordingly, we are becoming more defensive in our stock selection process, attempting to reduce risk in the portfolio. As mentioned, we've begun to focus on higher yielding issues. Recent additions to the portfolio include Ameritech, Bell South and various electric utility companies, which tend to be less volatile.

As always, we remain committed to our fundamental bottom-up stock selection process. Our goal is to invest in stocks that are undervalued in the marketplace and have above-average earnings growth potential. We believe this approach will benefit our shareholders over the long term.

--------------------------------------------------------------------------------
                            New England Value Fund
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Your Fund's Five Largest Investments 6/30/95*
--------------------------------------------------------------------------------

                                                            Percentage
           Company                                          of Assets
        --------------------------------------------------------------
        1. Philip Morris Companies, Inc.                      2.1%
           Cigarette, food, and brewing company
        --------------------------------------------------------------
        2. Carnival Corp.                                     2.0%
           Cruise ship, hotel and casino company
        --------------------------------------------------------------
        3. Black & Decker Corp.                               2.0%
           Power tool and home products manufacturer
        --------------------------------------------------------------
        4. E.I. duPont de Nemours & Co., Inc.                 1.9%
           Large chemical, oil and gas company
        --------------------------------------------------------------
        5. PPG Industries, Inc.                               1.9%
           Producer of flat glass, paint and chemicals, etc.

--------------------------------------------------------------------------------
Your Fund's Ten Largest Stock Sectors as of 6/30/95*
--------------------------------------------------------------------------------

             Industry                             Percentage of Assets
        --------------------------------------------------------------
             Chemicals                                   8.2%
        --------------------------------------------------------------
             Insurance                                   7.1%
        --------------------------------------------------------------
             Banks                                       5.9%
        --------------------------------------------------------------
             Financial Services                          6.9%
        --------------------------------------------------------------
             Conglomerates                               5.2%
        --------------------------------------------------------------
             Aerospace                                   4.8%
        --------------------------------------------------------------
             Housing                                     4.8%
        --------------------------------------------------------------
             Office Equipment                            4.7%
        --------------------------------------------------------------
             Oil                                         4.6%
        --------------------------------------------------------------
             Automobile & Related                        3.9%

*Portfolio holdings and asset allocations may change.

[LOGO OF NEW ENGLAND FUNDS APPEARS HERE]

         New England Funds
     Where the Best Minds Meet


           Portfolio Composition, Financial Statements and Highlights

 NEW ENGLAND
 VALUE FUND



    June 30, 1995

                             PORTFOLIO COMPOSITION

Investments as of June 30, 1995
(unaudited)

COMMON STOCKS--95.9% OF TOTAL NET ASSETS

 SHARES                                                              VALUE (A)
--------------------------------------------------------------------------------
         AEROSPACE--4.8%
  53,500 Boeing Co...............................................   $  3,350,437
  62,000 Lockheed Martin Corp....................................      3,913,750
  61,200 Raytheon Co.............................................      4,750,650
                                                                    ------------
                                                                      12,014,837
                                                                    ------------
         AIRLINE--2.3%
  47,600 AMR Corp. (c)...........................................      3,552,150
  95,700 Southwest Airlines Co...................................      2,284,838
                                                                    ------------
                                                                       5,836,988
                                                                    ------------
         AUTOMOBILE & RELATED--3.9%
  46,500 Chrysler Corp...........................................      2,226,187
  82,000 Ford Motor Co...........................................      2,439,500
  90,500 General Motors Corp.....................................      4,242,188
  16,000 Goodyear Tire & Rubber Co...............................        660,000
                                                                    ------------
                                                                       9,567,875
                                                                    ------------
         BANKS--5.9%
  85,600 Bank of New York, Inc...................................      3,456,100
  55,000 Chemical Banking Corp...................................      2,598,750
  17,400 First Interstate Bancorp................................      1,396,350
  37,200 Fleet Financial Group...................................      1,381,050
  37,000 Golden West Financial Corp..............................      1,743,625
  47,400 NationsBank Corp........................................      2,541,825
  49,000 Norwest Corp............................................      1,408,750
                                                                    ------------
                                                                      14,526,450
                                                                    ------------
         CHEMICAL--MAJOR--8.2%
  27,300 Air Products & Chemicals, Inc...........................      1,521,975
  69,400 E.I. Du Pont de Nemours & Co............................      4,771,250
 125,300 Georgia Gulf Corp. .....................................      4,087,912
  18,600 IMC Global, Inc. (c)....................................      1,006,725
 110,800 PPG Industries, Inc.....................................      4,764,400
 170,100 Praxair, Inc............................................      4,252,500
                                                                    ------------
                                                                      20,404,762
                                                                    ------------
         ELECTRICAL EQUIPMENT--1.4%
  26,300 General Electric Co.....................................      1,482,663
  43,200 Honeywell, Inc..........................................      1,863,000
                                                                    ------------
                                                                       3,345,663
                                                                    ------------

                See accompanying notes to financial statements.

Investments as of June 30, 1995
(unaudited)

COMMON STOCKS--CONTINUED

 SHARES                                                              VALUE (A)
--------------------------------------------------------------------------------
         ELECTRONIC COMPONENTS--2.9%
  63,200 Intel Corp..............................................   $  4,001,350
  23,200 Texas Instruments, Inc..................................      3,105,900
                                                                    ------------
                                                                       7,107,250
                                                                    ------------
         ENGINEERING AND CONSTRUCTION--1.5%
 151,900 McDermott International, Inc............................      3,664,588
                                                                    ------------
         FINANCIAL SERVICES--6.9%
  63,500 Dean Witter Discover & Co...............................      2,984,500
  58,100 Federal Home Loan Mortgage Corp.........................      3,994,375
  44,600 Federal National Mortgage Association...................      4,209,125
  29,600 Green Tree Financial Corp...............................      1,313,500
  48,000 MBNA Corp...............................................      1,620,000
  84,200 Meditrust SBI...........................................      2,873,325
                                                                    ------------
                                                                      16,994,825
                                                                    ------------
         FOOD AGRIBUSINESS--0.6%
  34,200 IBP Inc.................................................      1,487,700
                                                                    ------------
         FOREST PRODUCTS--1.5%
  79,400 Weyerhaeuser Co.........................................      3,741,725
                                                                    ------------
         FREIGHT--TRANSPORTATION--1.4%
 147,200 Canadian Pacific Ltd....................................      2,557,600
  18,500 Conrail, Inc............................................      1,029,062
                                                                    ------------
                                                                       3,586,662
                                                                    ------------
         HEALTH CARE--DRUGS--1.5%
 126,100 Glaxo Holdings PLC......................................      3,073,688
  13,600 Smithkline Beecham PLC..................................        615,400
                                                                    ------------
                                                                       3,689,088
                                                                    ------------
         HEALTH CARE--SERVICES--1.3%
 150,900 Beverly Enterprises, Inc. (c)...........................      1,867,387
  41,700 U.S. Healthcare, Inc....................................      1,277,063
                                                                    ------------
                                                                       3,144,450
                                                                    ------------
         HEALTH CARE--MED TECH--1.4%
 112,000 C. R. Bard, Inc.........................................      3,360,000
                                                                    ------------
         HOME PRODUCTS--1.9%
  14,400 Avon Products, Inc......................................        964,800
  72,700 Premark International, Inc..............................      3,771,313
                                                                    ------------
                                                                       4,736,113
                                                                    ------------

                See accompanying notes to financial statements.

Investments as of June 30, 1995
(unaudited)

COMMON STOCKS--CONTINUED

 SHARES                                                              VALUE (A)
--------------------------------------------------------------------------------
         HOUSING & BUILDING MATERIALS--4.8%
 160,700 Masco Corp..............................................   $  4,338,900
 156,700 The Black & Decker Corp.................................      4,838,112
  49,600 Whirlpool Corp..........................................      2,728,000
                                                                    ------------
                                                                      11,905,012
                                                                    ------------
         INSURANCE--7.1%
 152,600 ACE Ltd.................................................      4,425,400
  25,100 American International Group, Inc.......................      2,861,400
  55,400 Chubb Corp..............................................      4,438,925
 114,000 First Colony Corp.......................................      2,736,000
  68,800 Lincoln National Corp...................................      3,010,000
                                                                    ------------
                                                                      17,471,725
                                                                    ------------
         LEISURE--3.4%
 209,800 Carnival Corp...........................................      4,904,075
  27,200 Eastman Kodak Co........................................      1,649,000
  23,100 Hasbro, Inc.............................................        733,425
  63,700 Outboard Marine Corp....................................      1,250,113
                                                                    ------------
                                                                       8,536,613
                                                                    ------------
         MACHINERY--2.1%
 148,800 Case Equipment Corp.....................................      4,426,800
 105,550 Consorcio G Grupo Dina Sa De, ADR (d)...................        329,844
 205,800 Consorcio G Grupo Dina Sa De Series L, ADR (d)..........        411,600
                                                                    ------------
                                                                       5,168,244
                                                                    ------------
         METALS--1.5%
  71,900 AK Steel Holding Corp. (c)..............................      1,959,275
  35,700 Reynolds Metals Co......................................      1,847,475
                                                                    ------------
                                                                       3,806,750
                                                                    ------------
         MULTI-INDUSTRY--5.2%
  66,500 Allied Signal, Inc......................................      2,959,250
  22,300 Eaton Corp..............................................      1,296,187
  26,900 ITT Corp................................................      3,160,750
  16,500 Tenneco, Inc............................................        759,000
  80,600 Textron, Inc............................................      4,684,875
                                                                    ------------
                                                                      12,860,062
                                                                    ------------
         NATURAL GAS--PIPELINES--3.0%
 115,093 El Paso Natural Gas Co..................................      3,280,150
  70,000 Mapco, Inc..............................................      4,060,000
                                                                    ------------
                                                                       7,340,150
                                                                    ------------

                See accompanying notes to financial statements.

Investments as of June 30, 1995
(unaudited)

COMMON STOCKS--CONTINUED

 SHARES                                                              VALUE (A)
--------------------------------------------------------------------------------
         OFFICE EQUIPMENT--4.7%
 146,700 EMC Corp. (c)...........................................   $  3,557,475
  35,600 Hewlett Packard Co......................................      2,652,200
  46,700 International Business Machines.........................      4,483,200
   9,000 Xerox Corp..............................................      1,055,250
                                                                    ------------
                                                                      11,748,125
                                                                    ------------
         OIL--MAJOR INTEGRATED--4.6%
  93,200 Repsol S.A., ADR (d)....................................      2,947,450
   3,900 Royal Dutch Petroleum Co., ADR (d)......................        475,313
  58,400 Sun, Inc................................................      1,598,700
  48,600 Tosco Corp..............................................      1,549,125
 119,600 Ultramar Corp...........................................      3,019,900
  99,600 YPF Sociedad Anonima, ADR (d)...........................      1,879,950
                                                                    ------------
                                                                      11,470,438
                                                                    ------------
         OIL--SERVICE--0.3%
  37,300 Dresser Industries, Inc.................................        829,925
                                                                    ------------
         PAPER--1.3%
  53,700 Mead Corp...............................................      3,188,437
                                                                    ------------
         RETAIL--GENERAL MERCHANDISE--1.0%
  33,000 Dayton Hudson Corp......................................      2,367,750
                                                                    ------------
         RETAIL--SPECIALTY--0.2%
  44,900 TJX Companies, Inc......................................        594,925
                                                                    ------------
         TEXTILE & APPAREL--0.3%
  21,800 Reebok International, Ltd...............................        741,200
                                                                    ------------
         TOBACCO--2.9%
  15,900 Loew's Corp.............................................      1,923,900
  69,100 Philip Morris Companies Inc.............................      5,139,312
                                                                    ------------
                                                                       7,063,212
                                                                    ------------
         UTILITIES--ELECTRIC--2.7%
 115,500 Pacific Gas & Electric Co...............................      3,349,500
 192,900 SCE Corp................................................      3,303,413
                                                                    ------------
                                                                       6,652,913
                                                                    ------------
         UTILITIES--TELECOMMUNICATIONS--3.4%
  65,100 Ameritech Corp..........................................      2,864,400
   5,000 Bellsouth Corp..........................................        317,500
  47,300 GTE Corp................................................      1,614,112

                See accompanying notes to financial statements.

Investments as of June 30, 1995
(unaudited)

COMMON STOCKS--CONTINUED

   SHARES                                                          VALUE (A)
-------------------------------------------------------------------------------
            UTILITIES--TELECOMMUNICATIONS--CONTINUED
     46,300 Sprint Corp........................................   $  1,556,838
     71,700 Telefonos De Mexico S.A., ADR (d)..................      2,124,112
                                                                  ------------
                                                                     8,476,962
                                                                  ------------
            Total Common Stocks (Identified Cost $190,549,602).    237,431,419
                                                                  ------------
PREFERRED STOCKS--2.0%
            AUTOMOBILE & RELATED--0.5%
     10,100 Chrysler Corp......................................      1,342,038
                                                                  ------------
            TOBACCO--1.5%
    602,100 RJR Nabisco........................................      3,687,862
                                                                  ------------
            Total Preferred Stock (Identified Cost $5,865,659).      5,029,900
                                                                  ------------
SHORT-TERM INVESTMENTS--2.4%
    FACE
   AMOUNT
-------------------------------------------------------------------------------
 $6,018,000 Chevron Corp. 5.900%, 7/03/95......................      6,018,000
                                                                  ------------
            Total Short Term Obligations (Identified Cost
            $6,018,000)........................................      6,018,000
                                                                  ------------
            Total Investments--100.3%(Identified Cost
            $202,433,261)(b)...................................    248,479,319
            Cash & Receivables.................................      1,473,218
            Liabilities........................................     (2,409,614)
                                                                  ------------
            Total Net Assets--100%.............................   $247,542,923
                                                                  ============

(a) See Note 1A
(b) Federal Tax Information: At June 30, 1995 the net
    unrealized appreciation on investments based on cost
    of $202,433,261 for federal income tax purposes was as
    follows:
    Aggregate gross unrealized appreciation for all
    investments in which there is an excess of value over
    tax cost............................................... $51,794,848
    Aggregate gross unrealized depreciation for all
    investments in which there is an excess of tax cost
    over value.............................................  (5,748,790)
                                                            -----------
    Net unrealized appreciation............................ $46,046,058
                                                            ===========
(c) Non-income producing security.
(d) An American Depository Receipt (ADR) is a certificate
    issued by a U.S. bank representing the right to
    receive securities of the foreign issuer described.
    The value of ADRs are significantly influenced by
    trading on exchanges not located in the United States
    or Canada.

                See accompanying notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES

June 30, 1995
(unaudited)

ASSETS
 Investments at value...............................             $248,479,319
 Cash...............................................                      148
 Receivable for:
 Fund shares sold...................................                  498,931
 Securities sold....................................                  288,025
 Dividends and Interest.............................                  679,928
 Foreign dividend tax reclaims......................                    6,186
                                                                 ------------
                                                                  249,952,537
LIABILITIES
 Payable for:
 Securities purchased...............................  $  811,445
 Fund shares redeemed...............................   1,326,402
 Accrued expenses:
 Management fees....................................     149,671
 Deferred trustees' fees............................      47,536
 Accounting and administrative......................       3,841
 Other expenses.....................................      70,719
                                                      ----------
                                                                    2,409,614
                                                                 ------------
                                                                 $247,542,923
                                                                 ============
NET ASSETS
 Net Assets consist of:
 Capital paid in....................................             $187,182,174
 Undistributed net investment income................                1,387,317
 Accumulated net realized gains ....................               12,927,374
 Unrealized appreciation on investments.............               46,046,058
                                                                 ------------
NET ASSETS..........................................             $247,542,923
                                                                 ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A
 shares ($221,032,294 divided by 25,568,517 shares
 of beneficial interest)............................                    $8.64
                                                                        =====
Offering price per share (100/94.25 of $8.64).......                    $9.17*
                                                                        =====
Net asset value and offering price of Class B shares
 ($20,666,060 divided by 2,414,760 shares of benefi-
 cial interest).....................................                    $8.56**
                                                                        =====
Net asset value and offering price of Class C shares
 ($271,912 divided by 31,768 shares of beneficial
 interest)..........................................                    $8.56
                                                                        =====
Net asset value and offering price of Class Y shares
 ($5,572,657 divided by 646,545 shares of beneficial
 interest)..........................................                    $8.62
                                                                        =====
Identified cost of investments......................             $202,433,261
                                                                 ============

 *Based upon single purchases of less than $50,000. Reduced sales charges apply for purchases in excess of these amounts.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


                See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS

Six Months Ended June 30, 1995
(unaudited)

INVESTMENT INCOME
 Dividends.............................................           $ 2,889,025(a)
 Interest..............................................               148,743
                                                                  -----------
                                                                    3,037,768
 Expenses
 Management fees.......................................  $835,459
 Service fees--Class A.................................   253,912
 Service and distribution fees--Class B................    83,397
 Service and distribution fees--Class C................       570
 Trustees' fees and expenses...........................    12,335
 Accounting and administrative.........................    24,580
 Custodian.............................................    60,408
 Transfer agent........................................   266,988
 Audit and tax services................................    20,000
 Legal.................................................    12,993
 Printing..............................................    32,392
 Registration..........................................    23,555
 Miscellaneous.........................................    11,209
                                                         --------
 Total expenses........................................             1,637,798
                                                                  -----------
 Net investment income.................................             1,399,970
                                                                  -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Realized gain on Investments--net.....................            12,995,732
 Unrealized appreciation on Investments--net...........            25,104,537
                                                                  -----------
 Net gain on investment transactions...................            38,100,269
                                                                  -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.............           $39,500,239
                                                                  ===========

(a) Net of foreign witholding tax of $16,394.

                See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

(unaudited)

                                                     YEAR ENDED    SIX MONTHS
                                                    DECEMBER 31,      ENDED
                                                        1994      JUNE 30, 1995
                                                    ------------  -------------
FROM OPERATIONS
 Net investment income............................  $  2,012,017  $  1,399,970
 Net realized gain on investments.................    10,942,333    12,995,732
 Unrealized appreciation (depreciation) on invest-
  ments...........................................   (15,995,953)   25,104,537
                                                    ------------  ------------
 Increase (decrease) in net assets from opera-
  tions...........................................    (3,041,603)   39,500,239
                                                    ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income
 Class A..........................................    (1,952,257)            0
 Class B..........................................       (89,024)            0
 Class C..........................................             0             0
 Class Y..........................................       (46,639)            0
 Net realized gain on investments
 Class A..........................................   (10,228,784)            0
 Class B..........................................      (724,627)            0
 Class C..........................................             0             0
 Class Y..........................................      (209,790)            0
                                                    ------------  ------------
                                                     (13,251,121)            0
                                                    ------------  ------------
 Increase (decrease) in net assets derived from
  capital share transactions......................    33,034,790      (657,328)
                                                    ------------  ------------
 Total increase in net assets.....................    16,742,066    38,842,911
NET ASSETS
 Beginning of the period..........................   191,957,946   208,700,012
                                                    ------------  ------------
 End of the period................................  $208,700,012  $247,542,923
                                                    ============  ============
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the period..........................  $    115,335  $    (12,653)
                                                    ============  ============
 End of the period................................  $    (12,653) $  1,387,317
                                                    ============  ============

                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

(unaudited)

                                                  CLASS A
                          ------------------------------------------------------------
                                                                            SIX MONTHS
                                    YEAR ENDED DECEMBER 31,                   ENDED
                          ------------------------------------------------   JUNE 30,
                            1990      1991      1992      1993      1994       1995
                          --------  --------  --------  --------  --------  ----------
Net Asset Value,
 Beginning of Period....  $   6.51  $   5.44  $   6.69  $   7.28  $   7.87   $   7.27
                          --------  --------  --------  --------  --------   --------
Income From Investment
 Operations
Net Investment Income...      0.16      0.13      0.09      0.07      0.08       0.05
Net Realized and
 Unrealized Gain (Loss)
 on Investments.........     (1.04)     1.35      1.02      1.16     (0.19)      1.32
                          --------  --------  --------  --------  --------   --------
Total From Investment
 Operations.............     (0.88)     1.48      1.11      1.23     (0.11)      1.37
                          --------  --------  --------  --------  --------   --------
Less Distributions
Dividends From Net
 Investment Income......     (0.16)    (0.13)    (0.09)    (0.07)    (0.08)      0.00
Distributions From Net
 Realized Capital Gains.      0.00     (0.10)    (0.43)    (0.57)    (0.41)      0.00
Distributions From Paid-
 in Capital.............     (0.03)     0.00      0.00      0.00      0.00       0.00
                          --------  --------  --------  --------  --------   --------
Total Distributions.....     (0.19)    (0.23)    (0.52)    (0.64)    (0.49)      0.00
                          --------  --------  --------  --------  --------   --------
Net Asset Value, End of
 Period.................  $   5.44  $   6.69  $   7.28  $   7.87  $   7.27   $   8.64
                          ========  ========  ========  ========  ========   ========
Total Return (%)........     (13.6)     27.1      16.6      17.0      (1.4)      18.8**
Ratio of Operating
 Expenses to Average Net
 Assets (%).............      1.31      1.28      1.32      1.34      1.37       1.41*
Ratio of Net Investment
 Income to Average Net
 Assets (%).............      2.87      1.84      1.26      0.83      1.00       1.30*
Portfolio Turnover Rate
 (%)....................        68        51        38        40        29         47*
Net Assets, End of
 Period (000)...........  $139,248  $145,790  $156,240  $189,779  $190,869   $221,032

 *Computed on an annualized basis.
**Not computed on an annualized basis.

                See accompanying notes to financial statements.

(unaudited)

                                          CLASS B                    CLASS C            CLASS Y
                          ---------------------------------------   ----------  -----------------------
                          SEPTEMBER 13(*)     YEAR     SIX MONTHS   SIX MONTHS  MARCH 31(*)  SIX MONTHS
                              THROUGH        ENDED       ENDED        ENDED       THROUGH      ENDED
                           DECEMBER 31,   DECEMBER 31,  JUNE 30,     JUNE 30,   DECEMBER 31,  JUNE 30,
                               1993           1994        1995         1995         1994        1995
                          --------------- ------------ ----------   ----------  ------------ ----------
Net Asset Value, Begin-
 ning of Period.........      $ 7.97        $  7.85     $  7.23       $7.23        $ 7.57      $ 7.24
                              ------        -------     -------       -----        ------      ------
Income From Investment
 Operations
Net Investment Income...        0.11           0.04        0.02        0.02          0.10        0.05
Net Realized and
 Unrealized Gain (Loss)
 on Investments.........        0.39          (0.20)       1.31        1.31          0.08        1.33
                              ------        -------     -------       -----        ------      ------
Total From Investment
 Operations.............        0.50          (0.16)       1.33        1.33          0.18        1.38
                              ------        -------     -------       -----        ------      ------
Less Distributions
Dividends From Net
 Investment Income......       (0.05)         (0.05)       0.00        0.00         (0.10)       0.00
Distributions From Net
 Realized Capital Gains.       (0.57)         (0.41)       0.00        0.00         (0.41)       0.00
                              ------        -------     -------       -----        ------      ------
Total Distributions.....       (0.62)         (0.46)       0.00        0.00         (0.51)       0.00
                              ------        -------     -------       -----        ------      ------
Net Asset Value, End of
 Period.................      $ 7.85        $  7.23     $  8.56       $8.56        $ 7.24      $ 8.62
                              ======        =======     =======       =====        ======      ======
Total Return (%)........         6.5***        (2.0)       18.4***     18.4***        2.4***     19.1***
Ratio of Operating
 Expenses to Average Net
 Assets (%).............        2.16**         2.12        2.16**      2.16**        1.54**      1.30**
Ratio of Net Investment
 Income to Average Net
 Assets (%).............        0.05**         0.25        0.55**      0.55**        1.05**      1.41**
Portfolio Turnover Rate
 (%)....................          40             29          47**        47**          29          47**
Net Assets, End of
 Period (000)...........      $2,182        $13,830     $20,666       $ 272        $4,001      $5,573

  *Commencement of operations.
 **Computed on an annualized basis.
***Not computed on an annualized basis.

                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
June 30, 1995 (unaudited)

1. The Fund is a Series of New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. The Fund commenced its public offering of Class B shares on September 13, 1993, of Class C shares on December 30, 1994 and of its Class Y shares on March 31, 1994. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares, and are subject to a contingent deferred sales charge if those shares are redeemed within five years of purchase. Class C shares do not pay front end or contingent deferred sales charges and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or distribution fee. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets attributable to their class, if the Fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income for the Fund is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

June 30, 1995 (unaudited)

C. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences will result in reclassification to the capital accounts.

E. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. The Fund's adviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. PURCHASES AND SALES OF SECURITIES (excluding short-term investments) for the Fund for the six months ended June 30, 1995 were $51,918,335 and $52,889,865, respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. During the six months ended June 30, 1995, the Fund incurred management fees payable to its investment adviser, Loomis, Sayles & Company, L.P. ("Loomis, Sayles"). Certain officers and directors of the adviser and its affiliated companies are also officers or trustees of the Fund. Loomis, Sayles is a wholly owned subsidiary of New England Investment Companies, L.P., ("NEIC") which is a majority owned subsidiary of New England Mutual Life Insurance Company. The management agreement for the Fund in effect during the six months ended June 30, 1995 provided for fees as set forth below:

FEES EARNED        ANNUAL PERCENTAGE RATE             ANNUAL NET ASSET VALUE LEVELS
-----------        ----------------------             -----------------------------
$835,459           0.750%                             the first $200 million
                   0.700%                             the next $300 million
                   0.650%                             the excess over $500 million

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of NEIC and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of

June 30, 1995 (unaudited)

providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund, (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) registration, filing and other fees in connection with requirements of regulatory authorities. For the six months ended June 30, 1995 these expenses amounted to $24,580 and are shown separately in the financial statements as Accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds is the transfer and shareholder servicing agent for the Fund. For the six months ended June 30, 1995, the Fund paid New England Funds $201,564 as compensation for its services in that capacity.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by the New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1995, the Fund paid New England Funds $253,912 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward at June 30, 1995 is $1,651,994.

Under the Class B and Class C Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1995, the Fund paid New England Funds $20,849 and $143 in service fees under the Class B and Class C plans, respectively.

June 30, 1995 (unaudited)

Also under the Class B and Class C Plans, the Fund pays New England Funds monthly distribution fees at the annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the six months ended June 30, 1995, the Fund paid New England Funds $62,548 and $427 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the six months ended June 30, 1995 amounted to $303,807.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of Loomis, Sayles, New England Funds, NEIC or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

    Annual Retainer              $2,400
    Meeting Fee                  $125/meeting
    Committee Meeting Fee        $75/meeting
    Committee Chairman Retainer  $125/year

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have had, had it been invested in the Fund on the normal payment date.

June 30, 1995 (unaudited)

4. CAPITAL SHARES. At June 30, 1995 there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y capital stock. Transactions in capital shares were as follows:

                                   YEAR ENDED             SIX MONTHS ENDED
                                DECEMBER 31, 1994           JUNE 30, 1995
                             ------------------------  ------------------------
CLASS A                        SHARES       AMOUNT       SHARES       AMOUNT
-------                      ----------  ------------  ----------  ------------
Shares sold................   5,053,840  $ 39,866,883   1,863,831  $ 15,074,620
Shares issued in connection
 with the reinvestment of:
 Dividends from net
  investment income........     262,206     1,907,262           0             0
 Distributions from net
  realized gain............   1,385,386    10,034,646           0             0
                             ----------  ------------  ----------  ------------
                              6,701,432    51,808,791   1,863,831    15,074,620
Shares repurchased.........  (4,561,136)  (35,742,457) (2,555,691)  (20,302,345)
                             ----------  ------------  ----------  ------------
Net increase (decrease)....   2,140,296    16,066,334    (691,860)   (5,227,725)
                             ----------  ------------  ----------  ------------
                                   YEAR ENDED             SIX MONTHS ENDED
                                DECEMBER 31, 1994           JUNE 30, 1995
                             ------------------------  ------------------------
CLASS B                        SHARES       AMOUNT       SHARES       AMOUNT
-------                      ----------  ------------  ----------  ------------
Shares sold................   1,606,356    12,543,677     593,200     4,382,691
Shares issued in connection
 with the reinvestment of:
 Dividends from net
  investment income........      11,655        84,017           0             0
 Distributions from net
  realized gain............      96,006       691,445           0             0
                             ----------  ------------  ----------  ------------
                              1,714,017    13,319,139     593,200     4,382,691
Shares repurchased.........     (77,767)     (597,062)    (92,339)     (719,586)
                             ----------  ------------  ----------  ------------
Net increase (decrease)....   1,636,250    12,722,077     500,861     3,663,105
                             ----------  ------------  ----------  ------------
                                                          SIX MONTHS ENDED
                                                            JUNE 30, 1995
                                                       ------------------------
CLASS C                                                  SHARES       AMOUNT
-------                                                ----------  ------------
Shares sold................                                31,768       249,175
Shares issued in connection
 with the reinvestment of:
 Dividends from net
  investment income........                                     0             0
 Distributions from net
  realized gain............                                     0             0
                                                       ----------  ------------
                                                           31,768       249,175
Shares repurchased.........                                     0             0
                                                       ----------  ------------
Net increase (decrease)....                                31,768       249,175
                                                       ----------  ------------
                                   YEAR ENDED             SIX MONTHS ENDED
                                DECEMBER 31, 1994           JUNE 30, 1995
                             ------------------------  ------------------------
CLASS Y                        SHARES       AMOUNT       SHARES       AMOUNT
-------                      ----------  ------------  ----------  ------------
Shares sold................     528,311  $  4,081,248     202,004  $  1,516,265
Shares issued in connection
 with the reinvestment of:
 Dividends from net
  investment income........       6,446        46,639           0             0
 Distributions from net
  realized gain............      29,091       209,789           0             0
                             ----------  ------------  ----------  ------------
                                563,848     4,337,676     202,004     1,516,265
Shares repurchased.........     (11,648)      (91,297)   (107,659)     (858,148)
                             ----------  ------------  ----------  ------------
Net increase (decrease)....     552,200     4,246,379      94,345       658,117
                             ----------  ------------  ----------  ------------
Increase (decrease) derived
 from capital shares
 transactions..............   4,328,746  $ 33,034,790     (64,886) $   (657,328)
                             ==========  ============  ==========  ============

As a New England Funds stock fund shareholder, it's important that you're kept up-to-date on all changes to the stock funds prospectus. Since there's been a change in management for New England Star Advisers Fund, we've included a copy of the supplement to the prospectus below.

                           NEW ENGLAND FUNDS TRUST I

                         NEW ENGLAND STAR ADVISERS FUND

                         Supplement dated July 13, 1995
                  to New England Star Advisers Fund Prospectus
                               dated May 1, 1995
                  and New England Stock Funds Prospectus dated
                                  May 1, 1995

The following information reflects changes in the investment management and policies of the Loomis, Sayles & Company, L.P. ("Loomis Sayles") segment of New England Star Advisers Fund (the "Fund"):

  . Jeffrey C. Petherick, Vice President of Loomis Sayles and New England
    Funds Trust I, and Mary Champagne, Vice President of Loomis Sayles, have day-to-day management responsibility for the segment of the Fund that is allocated to Loomis Sayles. Mr. Petherick has co-managed the Loomis Sayles segment of the Fund since the Fund's inception. Mr. Petherick was an investment manager at Masco Corporation prior to joining Loomis Sayles in 1990. Ms. Champagne has co-managed the Loomis Sayles segment of the Fund since July 1995. Prior to joining Loomis Sayles in 1993, Ms. Champagne served as a portfolio manager at NBD Bank for 10 years.

  . Loomis Sayles manages its segment of the portfolio by investing primarily in stocks of small cap companies with good earnings growth potential, that Loomis Sayles believes are undervalued by the market. Typically, such companies range in size from $100 million to $500 million in market capitalization, have better than average growth rates at below average price/earnings ratios and have strong balance sheets and cash flow. Loomis Sayles seeks to build a core small cap portfolio of solid growth companies' stock, with a smaller emphasis on special situations and turnarounds (companies that have experienced significant business problems but which Loomis Sayles believes have favorable prospects for recovery), as well as unrecognized stocks.

--------------------------------------------------------------------------------
                            REGULAR INVESTING PAYS
--------------------------------------------------------------------------------


Five Good Reasons to Invest Regularly
1. It's an easy way to build assets
2. It's convenient and effortless
3. It requires a low minimum to get started
4. It can help you reach important long-term goals like retirement or college funding
5. It can help you benefit from the ups and downs of the market

With Investment Builder, New England Funds' automatic investment program, you can invest as little as $50 a month in your New England Fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.


--------------------------------------------------------------------------------
                        The Power of Monthly Investing
--------------------------------------------------------------------------------

A line graph appears here, illustrating the hypothetical accumulation of monthly investments at an 8% annual rate of return. The data points of the graph are as follows:


Monthly investments of $50:


Years                    Growth of Monthly Investments
-------                  -----------------------------
0                              $     0
5                              $ 3,661
10                             $ 9,040
15                             $16,943
20                             $28,555
25                             $45,618


Monthly investments of $100:


Years                    Growth of Monthly Investments
-------                  -----------------------------
0                              $     0
5                              $ 7,322
10                             $18,079
15                             $33,886
20                             $57,111
25                             $91,236


Monthly investments of $200:


Years                   Growth of Monthly Investments
-------                 -----------------------------
0                             $      0
5                             $ 14,643
10                            $ 36,158
15                            $ 67,772
20                            $114,222
25                            $182,472

Monthly investments of $500:


Years                   Growth of Monthly Investments
-------                 -----------------------------
0                             $      0
5                             $ 36,608
10                            $ 90,396
15                            $169,429
20                            $285,555
25                            $456,181


For illustrative purposes only. These figures represent hypothetical accumulation at an 8% annual rate of return, and are not indicative of future performance of any New England Fund. The value of a New England Fund will fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high.

You can start an Investment Builder program with your current New England Fund account, or with any of our other funds. To open an Investment Builder account today, call your financial representative or New England Funds at 1-800-225-5478.

                            SAVING FOR RETIREMENT




AN EARLY START CAN MAKE a BIG DIFFERENCE

With today's lengthening life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. While it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow.


The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer -- for 25 years, in fact. Can you guess which investor accumulates the greater retirement nest egg?
For the answer, look at the chart.



--------------------------------------------------------------------------------
                   An Early Start Can Make a Big Difference
--------------------------------------------------------------------------------

A chart in the form of a line graph appears here, comparing the growth of investments made for 10 years by an investor who begins investing at age 30 to the growth of investments made for twenty-five years by an investor who begins investing at age 40. A hypothetical appreciation of 10% is assumed. The data points from the graph are as follows:

Investor A - Begins investing at age 30 for 10 years:


Age                                    Growth of Investments
-----                                  ---------------------
30                                     $  2,000
35                                     $ 15,431
40                                     $ 35,062
45                                     $ 56,468
50                                     $ 90,943
55                                     $146,464
60                                     $235,882
65                                     $379,890


Investor B - Begins investing at age 40 for 25 years:

Age                                    Growth of Investments
-----                                  ---------------------
40                                     $  2,000
45                                     $ 15,431
50                                     $ 37,062
55                                     $ 71,899
60                                     $128,005
65                                     $216,364


Assumes 10% hypothetical appreciation. For illustrative purposes only and not indicative of future performance of any New England Fund.


Investor A invested $20,000, less than half of investor B's commitment -- and for less than half the time. Yet investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start.

New England Funds has prepared a number of informative retirement planning guides. Call your financial representative or New England Funds today, and ask for the guide that best fits your personal needs.

                             INFORMATION ON CALL


YOU CAN CALL NEW ENGLAND FUNDS DAY OR NIGHT

Do you like to keep on top of your New England Funds but can't always call us during regular business hours? With Tele#Facts, New England Funds' 24-hours a day automated telephone system, you can call us any time that's convenient for you -- day or night!

By calling 1-800-346-5984 from any Touch-Tone(R) telephone, you can:

 . Check the current value of your New England Fund account

 . Find out the current yield and total return on any New England Fund

 . Buy, sell or exchange fund shares


Just remember to have these four item with you before calling:

1. Your personal identification number which is the last four digits of your Social Security number

2. The fund number -- two- or three-digit number listed on the Tele#Facts wallet card

3. Function number -- listed on the Tele#Facts wallet card

4. Account number --  listed on all your statements



You can get the information you need to use Tele#Facts from the back of your statement. If you need another Tele#Facts wallet card or have questions about getting started, please call us at 1-800-225-5478.

So go ahead and give Tele#Facts a try. We think you'll enjoy this easy-to-use and convenient service from New England Funds!

--------------------------------------------------------------------------------
                               New England Funds
--------------------------------------------------------------------------------


                                  Stock Funds
                           International Equity Fund
                                  Growth Fund
                              Star Advisers Fund
                              Capital Growth Fund
                                  Value Fund
                           Growth Opportunities Fund
                                 Balanced Fund

                                  Bond Funds
                               High Income Fund
                             Strategic Income Fund
                          Government Securities Fund
                               Bond Income Fund
                       Limited Term U.S. Government Fund
                     Adjustable Rate U.S. Government Fund

                               Tax Exempt Funds
                            Tax Exempt Income Fund
                      Massachusetts Tax Free Income Fund
                 Intermediate Term Tax Free Fund of California
                  Intermediate Term Tax Free Fund of New York

                              Money Market Funds
                             Cash Management Trust
                            -- Money Market Series
                           -- U.S. Government Series
                         Tax Exempt Money Market Trust

                  To learn more, and for a free prospectus,
                    contact your financial representative.

                            New England Funds, L.P.
                              399 Boylston Street
                               Boston, MA  02116
                            Toll Free  800-225-5478

This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

                              [LOGO APPEARS HERE]
                               New England Funds
                           Where The Best Minds Meet



                             ---------------------
                              399 Boylston Street

                             Boston, Massachusetts

                                     02116
                             ---------------------






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